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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              September 13, 2000
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               (Date of Report: Date of earliest event reported)


                         IMMUNOTECHNOLOGY CORPORATION
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      (Exact name of registrant as specified in its charter)


         DELAWARE                    0-24641             84-1016435
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                   1661 Lakeview Circle, Ogden, Utah  84403
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 399-3632
                                                    --------------

                              Not Applicable
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        (Former name or former address, if changed since last report)












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                              ITEM 5. OTHER EVENTS


Termination of Negotiations to Acquire Beverly Hills Auctioneers, Inc.
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On May 19, 2000, the Registrant executed a letter of intent to acquire 100% of the outstanding common stock of Beverly Hills Auctioneers, Inc., Beverly
Hills, California, for newly-issued shares of capital stock of the Registrant. The acquisition was subject to the negotiation and completion of a definitive agreement setting forth the terms of the acquisition. On September 13, 2000, the Registrant announced that negotiations on the definitive agreement and broken down and no agreement had been reached between the parties.

(c)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
20.03         20        Press Release re: Termination of
                        Letter of Intent                          This Filing


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         IMMUNOTECHNOLOGY CORPORATION

Date: September 25, 2000                 /S/David Knudson, Secretary/Treasurer